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CUSIP NO. 45232710                  13G                    PAGE 13 OF 16 PAGES
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                                                                       Exhibit 2

                               POWERS OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Mark McDonnell his true and lawful attorney-in-fact, with full power of substitution, to sign any and all instruments, certificates and documents that may be necessary, desirable or appropriate to be executed on behalf of himself as an individual or in his capacity as a general partner of any partnership, pursuant to Sections 13 and 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations promulgated thereunder, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission, and with any other entity when and if such is mandated by the Exchange Act or by the By-laws of the National Association of Securities Dealers, Inc., granting unto said attorney-in-fact full power and authority to do and perform each and every act and thing necessary, desirable or appropriate, fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, this Power of Attorney has been signed as of the 12th day of February, 2001.

                                ARCH VENTURE FUND II, L.P.

                                By: ARCH Management Partners II, L.P.
                                    its General Partner

                                    By: ARCH Venture Partners, L.P.
                                        its General Partner

                                        By: ARCH Venture Corporation
                                            its General Partner

                                            By: /s/ Steven Lazarus
                                                ---------------------------

                                                Managing Director

                                ARCH II PARALLEL FUND, L.P.

                                By: ARCH Management Partners II, L.P.
                                    its General Partner

                                    By: ARCH Venture Partners, L.P.
                                        its General Partner

                                        By: ARCH Venture Corporation
                                            its General Partner

                                            By: /s/ Steven Lazarus
                                                ----------------------------
                                                Managing Director

                               Page 13 of 16 Pages

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CUSIP NO. 45232710                  13G                    PAGE 14 OF 16 PAGES
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                                ARCH MANAGEMENT PARTNERS II, L.P.

                                By: ARCH Venture Partners, L.P.
                                    its General Partner

                                    By: ARCH Venture Corporation
                                        its General Partner

                                        By: /s/ Steven Lazarus
                                            -----------------------------------
                                            Managing Director

                                ARCH VENTURE PARTNERS, L.P.

                                By: ARCH Venture Corporation
                                    its General Partner

                                    By: /s/ Steven Lazarus
                                        ---------------------------
                                        Managing Director

                                ARCH VENTURE CORPORATION

                                By: /s/ Steven Lazarus
                                    --------------------------
                                    Managing Director

                                ARCH VENTURE FUND III, L.P.

                                By: ARCH Venture Partners, L.L.C.
                                    its General Partner

                                    By: /s/ Steven Lazarus
                                        -----------------------------
                                        Steven Lazarus
                                        Managing Director

                                ARCH VENTURE PARTNERS, L.L.C.

                                    By: /s/ Steven Lazarus
                                        -----------------------
                                        Steven Lazarus
                                        Managing Director

                                /s/ Steven Lazarus
                                ---------------------------
                                    Steven Lazarus

                                /s/ Keith Crandell
                                ---------------------------
                                    Keith Crandell

                              Page 14 of 16 Pages

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CUSIP NO. 45232710                  13G                    PAGE 15 OF 16 PAGES
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                                /s/ Robert Nelsen
                                ---------------------------
                                    Robert Nelsen

                                /s/ Clinton Bybee
                                ---------------------------
                                    Clinton Bybee

                              Page 15 of 16 Pages